--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                                  MAY 11, 2001
                Date of Report (Date of earliest event reported)

                            ------------------------

                              SONUS NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                       000-30229                     04-3387074
-----------------------------  -----------------------------  -----------------------------
(State or Other Jurisdiction                                          (IRS Employer
      of Incorporation)          (Commission File Number)          Identification No.)

                 5 CARLISLE ROAD, WESTFORD, MASSACHUSETTS 01886

              (Address of Principal Executive Offices) (Zip Code)

                                 (978) 692-8999

              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS.

    On May 11, 2001, the stockholders of Sonus voted to approve an amendment to the Fourth Amended and Restated Certificate of Incorporation of Sonus increasing the number of shares of common stock Sonus is authorized to issue from 300,000,000 shares to 600,000,000 shares. The Certificate of Amendment is attached as an exhibit hereto and is incorporated by reference.

    Sonus is filing the audited consolidated financial statements of telecom technologies, inc., or TTI, as of December 31, 1999 and 2000, and for TTI's fiscal years ended December 31, 1998, 1999 and 2000, and the unaudited pro forma condensed combined financial information of Sonus and TTI for the year ended December 31, 2000 and three months ended March 31, 2001; each attached as an exhibit hereto, and is incorporating such financial information herein by reference.

ITEM 7. EXHIBITS.

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
23.1     Consent of Arthur Andersen LLP relating to consolidated
         financial statements of telecom technologies, inc.
99.1     Consolidated financial statements of telecom technologies, inc.
99.2     Unaudited pro forma condensed combined financial
         information.
99.3     Certificate of Amendment to Sonus Networks, Inc.'s Fourth
         Amended and Restated Certificate of Incorporation.

                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2001                                    SONUS NETWORKS, INC.

                                                       By:             /s/ STEPHEN J. NILL
                                                            -----------------------------------------
                                                                         Stephen J. Nill
                                                            Chief Financial Officer, Vice President of
                                                             Finance and Administration and Treasurer
                                                               (Principal Financial and Accounting
                                                                             Officer)

                                 EXHIBIT INDEX

EXHIBIT
  NO.    DESCRIPTION
-------  -----------
23.1     Consent of Arthur Andersen LLP relating to consolidated
         financial statements of telecom technologies, inc.
99.1     Consolidated financial statements of telecom technologies, inc.
99.2     Unaudited pro forma condensed combined financial
         information.
99.3     Certificate of Amendment to Sonus Networks, Inc.'s Fourth
         Amended and Restated Certificate of Incorporation.